TEXAS EASTERN TRANSMISSION CORPORATION

                           POWER OF ATTORNEY
                           -----------------

                            FORM 10-K

             Annual Report Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934
              For the fiscal year ended December 31, 1997
                             (Annual Report)

     The undersigned Texas Eastern Transmission Corporation, a Delaware corporation and certain of its officers and/or directors, do each hereby constitute and appoint Richard J. Osborne, W. Edward Poe, Jr. and Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission the Annual Report of said Texas Eastern Transmission Corporation on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 18th day of March, 1998.


                 TEXAS EASTERN TRANSMISSION CORPORATION


                       By (Signature of Fred J. Fowler)
                          -----------------------------------
                          Fred J. Fowler
                          President
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(Signature of Fred J. Fowler)                President
-------------------------------              (Principal Executive Officer and
    Fred J. Fowler                           Director

(Signature of Richard J. Osborne)            Senior Vice President and Chief
-------------------------------              Financial Officer (Principal
    Richard J. Osborne                       Financial Officer)

(Signature of Jeffrey L. Boyer)              Vice President and Principal
-------------------------------              Accounting Officer
    Jeffrey L. Boyer

(Signature of Paul M. Anderson)              (Director)
-------------------------------
    Paul M. Anderson

(Signature of Paul F. Ferguson, Jr.)         (Director)
-------------------------------
    Paul F. Ferguson, Jr.


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